UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 1, 2014

TESORO LOGISTICS LP

(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2014, Tesoro Logistics LP (the “Partnership”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Tesoro Corporation (“Tesoro”), Tesoro Refining & Marketing Company LLC (“TRMC”), Tesoro Alaska Company LLC (“TAC”), Tesoro Logistics GP, LLC (the “General Partner”), Tesoro Logistics Operations LLC (the “Operating Company”) and Tesoro Logistics Pipelines LLC (“TLP”). Pursuant to the Contribution Agreement, Tesoro, TRMC and TAC agreed to contribute, through the General Partner and the Partnership to the Operating Company or TLP, as applicable, the assets described below (the “Assets”):

•	TAC’s two-lane truck terminal, and six storage tanks with approximately 213,000 barrels of storage capacity, located in Nikiski, Alaska (collectively, the “Nikiski Assets”);

•	all of Tesoro’s membership interests (the “TAPC Equity”) in Tesoro Alaska Pipeline Company LLC, a wholly-owned subsidiary of Tesoro, which owns the 69-mile common carrier refined products pipeline running outbound from TAC’s Nikiski Terminal;

•	TRMC’s two-lane, clean products truck terminal, two-lane light ends truck terminal, a light ends rail loading and unloading facility, and four crude and black oil storage tanks with a shell capacity of approximately 1,500,000 barrels, all located at TRMC’s refinery in Anacortes, Washington (collectively, the “Anacortes Assets”);

•	TRMC’s three-lane, clean products truck terminal, two-lane, light ends truck terminal and a light ends rail loading and unloading facility, all located at TRMC’s refinery in Martinez, California (collectively, the “Martinez Assets”); and

•	certain related assets used in connection with the foregoing assets.

The consideration for the Assets will total approximately $270 million. The contribution pursuant to the Contribution Agreement will be made in two stages.

In the first stage that was completed on July 1, 2014, TRMC and TAC contributed the Nikiski Assets, the Anacortes Assets and the Martinez Assets to the General Partner in exchange for additional membership interests in the General Partner. The General Partner contributed such assets to the Partnership in consideration of the receipt by the General Partner of $214.4 million from the Partnership in cash, partly financed with borrowings under the Partnership’s revolving credit facility, and the issuance of equity securities of the Partnership with a combined fair value of $27 million. The equity was comprised of a sufficient number of general partner units to maintain the General Partner’s 2% general partner interest in the Partnership and the remainder in common units. The Partnership then contributed such assets to the Operating Company.

In the second stage, upon receiving the required regulatory approval from the Regulatory Commission of Alaska to contribute the TAPC Equity, Tesoro will contribute the TAPC Equity to the General Partner in exchange for additional membership interests in the General Partner. The General Partner will contribute such assets to the Partnership in consideration of the receipt by the General Partner of $28.6 million in cash, which may be partly financed with borrowings under the Partnership’s revolving credit facility. The Partnership will then contribute the TAPC Equity to the Operating Company and the Operating Company will contribute the TAPC Equity to TLP, each as a capital contribution.

On July 1, 2014, in connection with the consummation of the transactions contemplated by the Contribution Agreement, TAC, TRMC, the General Partner, the Partnership and the Operating Company, as applicable, entered into the following agreements, and for the agreements to which the General Partner and the Partnership are parties (other than the Omnibus Agreement and Secondment Agreement, each as defined and discussed below), the General Partner and the Partnership are parties to such agreements solely to facilitate the contribution of commercial rights to the Operating Company.

The foregoing description is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Terminalling Services Agreement - Nikiski

The Operating Company entered into a ten-year master terminalling services agreement (the “Nikiski TSA”) with TAC, the General Partner and the Partnership for terminalling services at the Nikiski Assets. TAC has the option to extend the term for up to two renewal terms of five years each. Pursuant to the Nikiski TSA, the Operating Company will provide TAC with certain terminalling and ancillary services in return for TAC’s commitment to throughput or store, as the case may be, a certain amount of petroleum products, ethanol and biofuels, crude oil, Transmix, intermediate products and fuel oil at the Nikiski Assets. The monthly fees and cost reimbursements payable to the Operating Company for such services will be set forth on service orders for the terminal executed by both the Operating Company and TAC. If TAC throughputs aggregate volumes less than its minimum throughput commitment for any month, TAC shall pay the Operating Company a shortfall payment. All fees under the Nikiski TSA that are to be set forth on service orders will be indexed for inflation.

During the term of the Nikiski TSA, TAC has a right of first refusal on any additional throughput that the Operating Company offers to third parties. Any time after the termination of the Nikiski TSA, and provided that the termination was not due to TAC’s default, TAC can require the Operating Company to enter into a new terminalling services agreement with TAC, provided the term of such new agreement shall not extend beyond June 30, 2034. For up to two years after the termination of the Nikiski TSA, and provided that the termination was not due to TAC’s default, TAC may exercise a right of first refusal on any terminalling services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Nikiski TSA, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Terminalling Services Agreement - Anacortes

The Operating Company entered into a ten-year master terminalling services agreement (the “Anacortes TSA”) with TRMC, the General Partner and the Partnership for terminalling services at the Anacortes Assets. TRMC has the option to extend the term for up to two renewal terms of five years each. Pursuant to the Anacortes TSA, the Operating Company will provide TRMC with certain terminalling and ancillary services in return for TRMC’s commitment to throughput or store, as the case may be, a certain amount of propanes, butanes, pentanes, gasoline, diesel, biodiesel, ethanol and jet fuels at the Anacortes Assets. The monthly fees and cost reimbursements payable to the Operating Company for such services will be set forth on service orders for the terminal executed by both the Operating Company and TRMC. If TRMC throughputs aggregate volumes less than its minimum throughput commitment for any month, TRMC shall pay the Operating Company a shortfall payment. All fees under the Anacortes TSA that are to be set forth on service orders will be indexed for inflation.

During the term of the Anacortes TSA, TRMC has a right of first refusal on any additional throughput that the Operating Company offers to third parties. Any time after the termination of the Anacortes TSA, and provided that the termination was not due to TRMC’s default, TRMC can require the Operating Company to enter into a new terminalling services agreement with TRMC, provided the term of such new agreement shall not extend beyond June 30, 2034. For up to two years after the termination of the Anacortes TSA, and provided that the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any terminalling services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Anacortes TSA, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment of Anacortes Track Use and Throughput Agreement

In connection with the entry into the Anacortes TSA, the Operating Company entered into an amendment (the “ATUTA Amendment”) to the Anacortes Track Use and Throughput Agreement dated November 15, 2012, with TRMC to clarify that such agreement applies only to the throughput of crude and other black oils through the applicable assets.

The foregoing description is not complete and is qualified in its entirety by reference to the ATUTA Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Terminalling Services Agreement - Martinez

The Operating Company entered into a ten-year master terminalling services agreement (the “Martinez TSA”) with TRMC, the General Partner and the Partnership for terminalling services at the Martinez Assets. TRMC has the option to extend the term for up to two renewal terms of five years each. Pursuant to the Martinez TSA, the Operating Company will provide TRMC with certain terminalling and ancillary services in return for TRMC’s commitment to throughput or store, as the case may be, a certain amount of propanes, butanes, pentanes, gasoline, diesel, biodiesel, ethanol and jet fuels at the Martinez Assets. The monthly fees and cost reimbursements payable to the Operating Company for such services will be set forth on service orders for the terminal executed by both the Operating Company and TRMC. If TRMC throughputs aggregate volumes less than its minimum throughput commitment for any month, TRMC shall pay the Operating Company a shortfall payment. Under the Martinez TSA, TRMC shall pay a monthly storage fee throughout the term of the Martinez TSA to reserve, on a firm basis, all of the existing aggregate shell capacity of certain tanks as specified on a terminal service order. All fees under the Martinez TSA that are to be set forth on service orders will be indexed for inflation.

During the term of the Martinez TSA, TRMC has a right of first refusal on any additional throughput that the Operating Company offers to third parties. Any time after the termination of the Martinez TSA, and provided that the termination was not due to TRMC’s default, TRMC can require the Operating Company to enter into a new terminalling services agreement with TRMC, provided the term of such new agreement shall not extend beyond June 30, 2034. For up to two years after the termination of the Anacortes TSA, and provided that the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any terminalling services agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the Martinez TSA, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Storage Services Agreement - Anacortes

The Operating Company entered into the Storage Services Agreement – Anacortes, with TRMC, the General Partner and the Partnership (the “SSA”) to govern the provision of storage services by the Operating Company to TRMC with respect to crude and black oil storage tanks being contributed as part of the Anacortes Assets. The initial term of the SSA is for ten years. TRMC has the option to extend the term for up to two renewal terms of five years each. Under the SSA, the Operating Company will provide storage and handling services for crude and black oils owned by TRMC and stored in one or more of the Operating Company’s tanks. TRMC shall pay the fees specified in an applicable terminal service order to be executed by the Operating Company and TRMC related to the dedication of such tanks and any ancillary services. All fees under the SSA that are to be set forth on terminal service orders will be indexed for inflation. For up to two years after the termination of the SSA, and provided the termination was not due to TRMC’s default, TRMC may exercise a right of first refusal on any new storage agreement the Operating Company offers to a third party.

The foregoing description is not complete and is qualified in its entirety by reference to the SSA, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

First Amendment to Anacortes Ground Lease

The Operating Company entered into an amendment with TRMC of its Ground Lease dated November 15, 2012 related to the Anacortes Rail Facility (the “First Amendment to Anacortes Ground Lease”) to add to the existing lease (the “Existing Anacortes Ground Lease”) the real property associated with the Anacortes Assets, other than the real property under the crude and black oil storage tanks. The First Amendment to Anacortes Ground Lease does not change any of the other material terms of the Existing Anacortes Ground Lease.

The foregoing description is not complete and is qualified in its entirety by reference to the First Amendment to Anacortes Ground Lease, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Anacortes Ground Lease

The Operating Company entered into a new Ground Lease (the “New Anacortes Ground Lease”) with TRMC, on substantially the same terms as the Existing Anacortes Ground Lease, to lease the real property under the crude and black oil storage tanks that are part of the Anacortes Assets for a term of ninety-nine years.

The foregoing description is not complete and is qualified in its entirety by reference to the New Anacortes Ground Lease, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and incorporated herein by reference.

Martinez License Agreement

The Operating Company entered into a License Agreement with TRMC (the “Martinez License Agreement”), to license the real property under the Martinez Assets until such real property can be deeded over to the Operating Company pursuant to the terms of the Martinez Rights Agreement, described below.

The foregoing description is not complete and is qualified in its entirety by reference to the Martinez License Agreement, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Martinez Rights Agreement

The Operating Company entered into the Martinez Rights Agreement with TRMC, the General Partner and the Partnership (the “Martinez Rights Agreement”), pursuant to which TRMC will use its commercially reasonable efforts to obtain an approval to subdivide the real property under the Martinez Assets, and upon receiving such approval, deed such real property over to the Operating Company. The Martinez Rights Agreement further requires that upon such a conveyance, the Operating Company will provide an easement over certain portions of the real property to TRMC for access in connection with TRMC’s continued operation of its adjacent refinery.

The foregoing description is not complete and is qualified in its entirety by reference to the Martinez Rights Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Third Amended and Restated Omnibus Agreement

Tesoro, TRMC, TAC, Tesoro Companies, Inc. (“TCI”), the General Partner, and the Partnership entered into a Third Amended and Restated Omnibus Agreement (the “Omnibus Agreement”) to amend and restate the Second Amended and Restated Omnibus Agreement dated November 15, 2012, by and among the same parties. The Omnibus Agreement clarifies the reimbursements to be made by the Partnership to Tesoro, and from Tesoro to the Partnership. The Omnibus Agreement incorporates the Assets to its provisions and increases the annual administrative fee to be paid by the Partnership to Tesoro from $5.5 million to $5.7 million. It further adds specific operational indemnities related to the Assets.

So long as Tesoro controls the General Partner, the Omnibus Agreement will remain in full force and effect unless terminated by the parties. If Tesoro ceases to control the General Partner, either Tesoro or the General Partner may terminate the Omnibus Agreement, provided that the indemnification obligations of the parties made under the Omnibus Agreement will remain in full force and effect in accordance with their terms.

The foregoing description is not complete and is qualified in its entirety by reference to the Omnibus Agreement, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and incorporated herein by reference.

Secondment and Logistics Services Agreement

TRMC, TCI, TAC, the General Partner, the Partnership and its direct and indirect subsidiaries entered into a Secondment and Logistics Services Agreement (the “Secondment Agreement”) to govern the provision of seconded employees to or from TRMC, TCI, TAC, the Partnership, and its subsidiaries, as applicable. The Secondment Agreement also governs the use of certain facilities of the parties by the various entities. The services to be provided by such seconded employees, along with the fees for such services, will be provided on the service schedules to be attached to the Secondment Agreement. Specialized services and the use of various facilities, along with the fees for such services, will be provided for in service orders to be executed by parties requesting and receiving the service. All fees to be paid pursuant to the Secondment Agreement are indexed for inflation.

The foregoing description is not complete and is qualified in its entirety by reference to the Secondment Agreement, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and incorporated herein by reference.

Termination of Operational Service Agreement

In connection with the entry into the Secondment Agreement, the Partnership and certain of its subsidiaries entered into a Termination Agreement (the “Termination Agreement”) with TRMC, TCI and TAC to terminate the Amended and Restated Operational Services Agreement dated April 1, 2012, by and among the same parties.

The foregoing description is not complete and is qualified in its entirety by reference to the Termination Agreement, which is filed as Exhibit 10.12 to this Current Report on Form 8-K and incorporated herein by reference.

Martinez Rescission Rights

The Contribution Agreement provides that the Operating Company has the option, but not the obligation, to rescind the contribution contemplated with respect to the Martinez Assets if TRMC does not receive approval to subdivide the real property under the Martinez assets by the fifth anniversary of the closing date, or if TRMC is required to agree to commercially unreasonable conditions at any time as a condition of receiving such approval.

If the contribution of the Martinez Assets is rescinded, the cash consideration previously paid for such assets will be reimbursed, (i) less the share of the amount that is attributable to the term before the rescission, amortized on a ten year straight-line basis calculated from the date of the closing of the Contribution Agreement through the date of the occurrence of the rescission and (ii) less any amounts received by the Operating Company from any person or entity as a result of casualty or condemnation of the applicable asset. In the event of a rescission, any commercial agreements entered into between TRMC and the Operating Company with respect to Martinez Assets shall be terminated.

Relationships

Each of the Partnership, the General Partner, TRMC, TAC, TCI and the Operating Company is a direct or indirect subsidiary of Tesoro. As a result, certain individuals, including officers and directors of Tesoro and the General Partner, serve as officers and/or directors of more than one of such other entities. After the acquisition, the General Partner, as the general partner of the Partnership, holds 1,119,138 general partner units of the Partnership, which represents a 2% general partner interest, and 3,921,777 common units of the Partnership, which represents slightly more than a 7% limited partner interest in the Partnership. Tesoro, together with TRMC, TAC and the General Partner, holds 19,481,557 common units of the Partnership, which represent an approximate 35% limited partner interest, in addition to the 2% general partner interest in the Partnership discussed above.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Contribution, Conveyance and Assumption Agreement

The parties to the Contribution Agreement consummated the first stage of the transactions contemplated thereby on July 1, 2014. Pursuant to the Contribution Agreement:

•	the General Partner acquired the Nikiski Assets, the Anacortes Assets and the Martinez Assets from TRMC and TAC in exchange for additional membership interests in the General Partner;

•	the Partnership acquired the Nikiski Assets, the Anacortes Assets and the Martinez Assets from the General Partner in exchange for $241.4 million, comprised of $214.4 million in cash partly financed with borrowings under the Partnership’s revolving credit facility and the issuance of equity with a combined fair value of $27.0 million; the equity is comprised of 8,856 general partner units to restore and maintain the General Partner’s 2% general partner interest in the Partnership and 370,843 common units; and

•	the Operating Company acquired the Nikiski Assets, the Anacortes Assets and the Martinez Assets from the Partnership as a contribution to capital.

The foregoing description is not complete and is qualified in its entirety by reference to the Contribution Agreement, which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The description in Item 2.01 above of the issuance of common units by the Partnership on July 1, 2014, in connection with the consummation of the transactions contemplated by the Contribution Agreement is incorporated in this Item 3.02 by reference. The foregoing transactions were undertaken in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended the (“Securities Act”) afforded by Section 4(2) thereof. The Partnership believes that exemptions other than the foregoing exemption may exist for these transactions.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC

Effective July 1, 2014, Tesoro, TAC, TRMC and the General Partner entered into the Second Amended and Restated Liability Company Agreement of Tesoro Logistics GP, LLC (the “GP LLC Agreement”). The GP LLC Agreement restates the prior agreement to add TAC as a member due to its contribution of the Nikiski Assets and adjusts the membership interests of the owners of the General Partner to reflect the transactions contemplated by the Contribution Agreement.

The foregoing description is not complete and is qualified in its entirety by reference to the GP LLC Agreement, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 1, 2014, the Partnership issued a press release announcing the acquisition of the Nikiski Assets, the Anacortes Assets and the Martinez Assets. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibit 99.1, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

2.1	Contribution, Conveyance and Assumption Agreement, dated as of June 23, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tesoro Logistics Operations LLC and Tesoro Logistics Pipelines LLC (incorporated by reference herein from Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on June 23, 2014).

3.1	Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of July 1, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, and Tesoro Logistics GP, LLC.

10.1	Terminalling Services Agreement – Nikiski, dated as of July 1, 2014, among Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.2	Terminalling Services Agreement – Anacortes, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tesoro Logistics Operations LLC.

10.3	Amendment No. 1 to Anacortes Track Use and Throughput Agreement, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.4	Terminalling Services Agreement – Martinez, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.5	Storage Services Agreement - Anacortes, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tesoro Logistics Operations LLC.

10.6	First Amendment to Ground Lease, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.7	Ground Lease dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.8	Martinez License Agreement, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.9	Martinez Rights Agreement, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tesoro Logistics Operations LLC.

10.10	Third Amended and Restated Omnibus Agreement, dated as of July 1, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC.

10.11	Secondment and Logistics Services Agreement, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics Operations, LLC, Tesoro Logistics Pipelines LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Northwest Pipeline LLC and Tesoro Alaska Pipeline Company LLC.

10.12	Termination Agreement, dated as of July 1, 2014, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics Operations, LLC and Tesoro High Plains Pipeline Company LLC.

99.1	Press release of the Partnership issued on July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2014

TESORO LOGISTICS LP

By:	Tesoro Logistics GP, LLC
its General Partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

2.1	Contribution, Conveyance and Assumption Agreement, dated as of June 23, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, Tesoro Logistics Operations LLC and Tesoro Logistics Pipelines LLC (incorporated by reference herein from Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed on June 23, 2014).

3.1	Second Amended and Restated Limited Liability Company Agreement of Tesoro Logistics GP, LLC, dated as of July 1, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Alaska Company LLC, and Tesoro Logistics GP, LLC.

10.1	Terminalling Services Agreement – Nikiski, dated as of July 1, 2014, among Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.2	Terminalling Services Agreement – Anacortes, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tesoro Logistics Operations LLC.

10.3	Amendment No. 1 to Anacortes Track Use and Throughput Agreement, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.4	Terminalling Services Agreement – Martinez, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP, and Tesoro Logistics Operations LLC.

10.5	Storage Services Agreement - Anacortes, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tesoro Logistics Operations LLC.

10.6	First Amendment to Ground Lease, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.7	Ground Lease dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.8	Martinez License Agreement, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC and Tesoro Logistics Operations LLC.

10.9	Martinez Rights Agreement, dated as of July 1, 2014, between Tesoro Refining & Marketing Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics LP and Tesoro Logistics Operations LLC.

10.10	Third Amended and Restated Omnibus Agreement, dated as of July 1, 2014, among Tesoro Corporation, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics LP and Tesoro Logistics GP, LLC.

10.11	Secondment and Logistics Services Agreement, dated as of July 1, 2014, among Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics Operations, LLC, Tesoro Logistics Pipelines LLC, Tesoro High Plains Pipeline Company LLC, Tesoro Logistics Northwest Pipeline LLC and Tesoro Alaska Pipeline Company LLC.

10.12	Termination Agreement, dated as of July 1, 2014, Tesoro Refining & Marketing Company LLC, Tesoro Companies, Inc., Tesoro Alaska Company LLC, Tesoro Logistics GP, LLC, Tesoro Logistics Operations, LLC and Tesoro High Plains Pipeline Company LLC.

99.1	Press release of the Partnership issued on July 1, 2014.